LVIP Avantis Large Cap Value Fund
Formerly LVIP American Century Disciplined Core Value Fund
(Standard, Standard II, and Service Class)
Summary Prospectus
May 1, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2026, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Standard Class II	Service Class
Management Fee	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Other Expenses	0.09%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.64%	0.74%	0.99%
Less Expense Reimbursement[1]	(0.03%)	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.61%	0.71%	0.96%
1
Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.61% of the Fund’s average daily net assets for the Standard Class (and 0.71% for the Standard Class II and 0.96% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2027 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$62	$202	$354	$796
Standard Class II	$73	$234	$409	$916
Service Class	$98	$312	$544	$1,210
LVIP Avantis Large Cap Value Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.
Principal Investment Strategies
American Century Investment Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets
The Fund invests primarily in a diverse group of U.S. large-cap companies across market sectors and industry groups.
The Fund seeks to achieve higher expected returns by selecting securities of companies with higher profitability and value characteristics, as well as smaller market capitalizations relative to others within the Fund’s large cap investment universe. To identify the desired market capitalization companies with higher profitability and value characteristics, the Sub-Adviser uses reported and/or estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows from operations, and accruals. The Sub-Adviser defines “value characteristics” mainly as adjusted book/price ratio (though other price to fundamental ratios may be considered). The Sub-Adviser defines “profitability” mainly as adjusted cash from operations to book value ratio (though other ratios may be considered). The Sub-Adviser may also consider other factors when selecting a security, including industry classification, the past performance of the security relative to other securities, its liquidity, its float, and tax, governance or cost considerations, among others. When the Sub-Adviser identifies securities with the desired capitalization, profitability, value, and past performance characteristics, they seek to include these securities in the broadly diversified portfolio. To determine the weight of a security within the portfolio, the Sub-Adviser uses the market capitalization of the security relative to that of other eligible securities as a baseline, then overweight or underweight the security based on the characteristics described above. The Sub-Adviser may dispose of a security if it no longer has the desired market capitalization, profitability, or value characteristics. When determining whether to dispose of a security, the Sub-Adviser will also consider, among other things, relative past performance, costs, and taxes. The Sub-Adviser reviews the criteria for inclusion in the portfolio on a regular basis to maintain a focus on the desired broad set of U.S. companies.
Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of large capitalization U.S. companies. To determine whether a company is a U.S. company, the Sub-Adviser will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized, and whether the company is in the Fund’s benchmark, the Russell 1000® Value Index. The Fund defines large capitalization companies as those with market capitalizations at least as large as the smallest company in the Russell 1000® Value Index. Though market capitalizations will change from time to time, as of March 31, 2026, the market capitalization of the smallest company in the Russell 1000 ® Value Index was approximately $3.0 billion.
Principal Risks
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
•
Stock/Equity Investing Risk. Stocks and other equities generally fluctuate in value more than bonds and may decline significantly over short time periods. Equity prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.
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Large-Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
•
Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
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Portfolio Turnover Risk. High portfolio turnover (active trading) results in higher transaction costs, such as brokerage commissions or dealer mark-ups, when a fund buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses, potentially higher taxable income, and may adversely affect performance.
2LVIP Avantis Large Cap Value Fund

Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class II investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard Class, Standard Class II and Service Class compare with those of a broad measure of market performance. Once the Standard Class of the Fund has had at least one full year of performance, average annual total returns will be included in this prospectus. The bar chart shows performance of the Fund's Standard Class II shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	17.93%
Lowest Quarterly Return	Q1 2020	(20.83%)
Average Annual Total Returns for periods ended 12/31/25

	1 year	5 years	10 years	Since Inception	Inception Date
LVIP Avantis Large Cap Value Fund – Standard Class	14.97%			12.92%	4/29/2024
LVIP Avantis Large Cap Value Fund – Standard Class II	14.86%	8.78%	10.39%
LVIP Avantis Large Cap Value Fund – Service Class	14.56%	8.51%	10.12%
Morningstar US Market Index (reflects no deductions for fees, expenses or taxes)	17.35%			20.09%
Morningstar US Market Index (reflects no deductions for fees, expenses or taxes)	17.35%	13.29%	14.40%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Financial Investments Corporation (“LFI”)
Investment Sub-Adviser: American Century Investment Management, Inc. (“American Century”)
Portfolio Managers

American Century Portfolio Managers	Company Title	Experience with Fund
Matthew Dubin	Portfolio Manager	Since May 2026
Mitchell Firestein	Senior Portfolio Manager	Since May 2026
Daniel Ong	Senior Portfolio Manager	Since May 2026
Ted Randall	Senior Portfolio Manager	Since May 2026
Eduardo Repetto	Chief Investment Officer of Avantis Investors	Since May 2026
LVIP Avantis Large Cap Value Fund3

Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, contract owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP Avantis Large Cap Value Fund